Loans Payable	3 Months Ended	4 Months Ended
	Jul. 31, 2013	Apr. 30, 2013
Notes To Financial Statements [Abstract]
8. Loans Payable

Note 6. Loans Payable

On June 28, 2013, the Company received $1,000,000 as a loan from the Chief Executive Officer. This loan is for a term of 6 months with an annual interest rate of 10%, payable monthly. The loan is included with current liabilities and has a due date of December 31, 2013.

Note 8. Loans Payable

During 2009, the Company received advances aggregating $200,000 from three individuals. From the date the funds were received through the date the loans were converted into convertible promissory notes payable, the loans were non-interest bearing demand loans and, therefore, no interest expense was recognized or due. As of December 31, 2011, the entire balance of the loans payable is included in long-term liabilities as the Company, in February 2012, has converted the loans into long-term convertible notes payable (See Note 9).